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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

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                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): November 15, 2004

               Trust Certificates (TRUCs), Series 2002-1 Trust
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            (Exact name of registrant as specified in its charter)

       New York                      333-58504-05          13-4164633
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(State or other jurisdiction        (Commission        (I.R.S. employee
 of incorporation)                   file number        identification no.)

c/o U.S. Bank Trust National Association
100 Wall Street, Suite 1600
New York, New York                                 10005
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(Address of principal executive offices)          (Zip code)

Registrant's telephone number, including area code: (212)-272-9422
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17
      CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act
      (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.
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On November 15, 2004 a distribution was made to the holders of the Class A-1 Certificates issued by the Trust. Specific information with respect to the distribution is filed as Exhibit 99.1 hereto. No other reportable transactions or matters have occurred during the current reporting period.

Item 9.01 Financial Statements, Pro-Forma Financial Information and Exhibits.

      (a)  Not Applicable.

      (b)  Not Applicable.

      (c)  Exhibits.

           99.1 Trustee's Report in respect of the November 15, 2004 Distribution Date

                                  SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                            Trust Certificates (TRUCs), Series 2002-1 Trust
                            By: U.S. Bank Trust National Association, not in its individual capacity, but solely as Trustee on behalf of Trust Certificates (TRUCs), Series 2002-1 Trust

                            By:  /s/ Stacey A. Pagliaro
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                            Name:    Stacey A. Pagliaro
                            Title:   Assistant Vice President

Dated: November 15, 2004

                                 EXHIBIT INDEX

Exhibit                                                                   Page
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 99.1            Trustee's Report in respect of the November 15,            5
                 2004 Distribution Date